UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 17, 2007

Date of Report (Date of earliest event reported)

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2354007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania	19610
(Address of principal executive offices)	(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2007, at the 2007 annual meeting of shareholders of Leesport Financial Corp. (the ”Company”), the Company’s shareholders approved the Leesport Financial Corp. 2007 Equity Incentive Plan (the ”Plan”), which previously had been approved by the Company’s board of directors subject to shareholder approval.  The description of the Plan included in the Company’s Definitive Proxy Statement on Schedule 14A for its 2007 annual meeting of shareholders under the caption “Matter No. 2—Proposal to Approve the Leesport Financial Corp. 2007 Equity Incentive Plan,” which the Company filed with the Securities and Exchange Commission on March 9, 2007, is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

10.1                           Leesport Financial Corp. 2007 Equity Incentive Plan (incorporated by reference to Exhibit A of Leesport Financial Corp.’s Definitive Proxy Statement on Schedule 14A filed on March 9, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: April 23, 2007

	By:	/s/ Edward C. Barrett
Edward C. Barrett
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Leesport Financial Corp. 2007 Equity Incentive Plan (incorporated by reference to Exhibit A of Leesport Financial Corp.’s Definitive Proxy Statement on Schedule 14A filed on March 9, 2007)